Exhibit 3.1

ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4620
(775) 684-5708
Website:  www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)	Filed in the Office of Ross Miller, Secretary of State, State of Nevada Document Number 20140228653-23 Filing Date and Time 03/28/2014 9:50 AM Entity Number E0165912014-7

1.  Name of Corporation:     GLOBAL HOLDING INTERNATIONAL

2.  Registered Agent for Service of Process Commercial Registered Agent:                PARACORP  INCORPORATED

3.  Authorized Stock:      99,999 Preferred par value .001
                                    73,999,999 Common par value .001

4.  Names and Addresses of Board of Directors –

  1) Bernard Sjuata, 4921 Birch Street, Suite 110, Newport Beach, CA  92660

  2) Gracie IL Hung, 4921 Birch Street, Suite 110, Newport Beach, CA  92660

5.  Purpose:       The purpose of the coporation shall be:

6.  Name and Address of Signature of Incorporator - /s/ Robert L. Cashman, 18482 Park Villa Place, Villa Park, California 92861

7.  Certificate of Acceptance of Appointment of Registered Agent - //signed// for PARACORP, INC. 3/26/2014

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

March 28, 2014

Job Number: C20140328-1935
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20140228653-23	Articles of Incorporation	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

Certified By: G Ramos
Certificate Number: C20140328-1935
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

040104

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: GLOBAL HOLDING INTERNATIONAL

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: PARACORP INCORPORATED (Name)

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address — City — Nevada — Zip Code

Mailing Address (if different from street address) — City — Nevada — Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 99,999 Preferred; 73,999,999 Common — Par value per share: $ 0.001; 0.001 — Number of shares *without par value:* NONE

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) BERNARD SJAUTA (Name)
4921 BIRCH STREET SUITE 110 (Street Address) — NEWPORT BEACH (City) — CA (State) — 92660 (Zip Code)

2) GRACE H. HUNG (Name)
4921 BIRCH STREET SUITE 110 (Street Address) — NEWPORT BEACH (City) — CA (State) — 92660 (Zip Code)

5. Purpose: (optional; required only if Benefit Corporation status selected) *The purpose of the corporation shall be:*

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

ROBERT L. CASHMAN (Name) — X Robert L Cashman (Incorporator Signature)
18482 PARK VILLA PLACE (Address) — VILLA PARK (City) — CA (State) — 92861 (Zip Code)

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature] for Paracorp Incorporated — 3/26/2014
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 11-13-13

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **GLOBAL HOLDING INTERNATIONAL**, did on March 28, 2014, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 28, 2014.

ROSS MILLER
Secretary of State

Certified By: G Ramos
Certificate Number: C20140328-1935
You may verify this certificate
online at **http://www.nvsos.gov/**